UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2019 (May 09, 2019)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes  ☐    No   ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, without par value	STFC	The NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Long-Term Incentive Plan 2016-2018 PAU Performance Cycle
State Auto Financial Corporation (the "Company") had a Long-Term Incentive Plan, effective January 1, 2007 ("2007 LTIP"), under which grants of cash-based performance award units ("PAUs") were made to its Named Executive Officers ("NEOs") and other members of its leadership team. The value of a PAU granted under the 2007 LTIP depends on the State Auto Group's1 relative performance compared to a peer group of other property and casualty insurers (the "LTIP Peer Group") during a three-year performance period. The value of the PAU awards to the NEOs for the three-year performance period ended December 31, 2018 (the "2016-2018 performance period") was omitted from the Company's definitive Proxy Statement dated March 22, 2019 (the "2019 Proxy Statement") because, as of that date, the final LTIP Peer Group data for the 2016-2018 performance period was not available to the Company.
On May 9, 2019, the Company's Compensation Committee approved PAU awards for the 2016-2018 performance period for the NEOs identified in the 2019 Proxy Statement. Set forth below are the non-equity incentive compensation and total compensation for each NEO reported in the Summary Compensation Table on Page 56 of the 2019 Proxy Statement, as recalculated to include the value earned with respect to the PAU awards for the 2016-2018 performance period.

Named Executive Officer	Year	Non-Equity Incentive Plan Compensation ($)(1)	Total Compensation ($)
Michael E. LaRocco	2018	2,524,925	6,844,859
Steven E. English	2018	785,543	2,410,938
Kim B. Garland	2018	739,515	2,313,691
Paul M. Stachura	2018	561,371	1,944,117
Gregory A. Tacchetti	2018	563,464	1,978,100

(1) For the total 2018 non-equity incentive plan compensation, the dollar amounts shown in this column reflect the aggregate amount of the following awards earned by each NEO under the 2007 LTIP and the One Team Incentive Plan (the "OTIP").

Named Executive Officer	PAU Award ( $)	OTIP Award	Total Non-Equity Incentive Plan Compensation Awards ($)
Michael E. LaRocco	652,925	1,872,000	2,524,925
Steven E. English	204,225	581,318	785,543
Kim B. Garland	181,916	557,599	739,515
Paul M. Stachura	132,371	429,000	561,371
Gregory A. Tacchetti	124,714	438,750	563,464
____________________________________

1 The State Auto Group refers to (1) the insurance subsidiaries of State Auto Financial Corporation: State Auto Property & Casualty Insurance Company ("State Auto P&C"), Milbank Insurance Company ("Milbank") and State Auto Insurance Company of Ohio ("SAOH") and to (2) State Automobile Mutual Insurance Company ("State Auto Mutual") and its insurance subsidiaries and affiliates: State Auto Insurance Company of Wisconsin ("SAWI"), Meridian Security Insurance Company ("Meridian"), Patrons Mutual Insurance Company of Connecticut ("Patrons"), Rockhill Insurance Company ("RIC"), Plaza Insurance Company ("Plaza"), American Compensation Insurance Company ("ACIC") and Bloomington Compensation Insurance Company ("BCIC").

2018 CEO PAY RATIO

The amount earned in 2018 by our CEO with respect to the PAUs granted to him under the 2007 LTIP for the 2016-2018 performance period was not calculable as of the date of the 2019 Proxy Statement because the final performance data for the 2016-2018 performance period that determines the number of PAUs earned was not available at that time. As a result, we omitted the CEO pay ratio disclosure required by Item 402(u) of Regulation S-K from the Proxy Statement and have included the required CEO pay ratio disclosure in this Current Report on Form 8-K as permitted by Instruction 6 to Item 402(u) of Regulation S-K.

We determined that for the year ended December 31, 2018:

•	the annual total compensation of our CEO, Michael E. LaRocco, was $6,844,859;

•	the annual total compensation of our median employee was $83,817; and

•	the ratio of the total compensation of our CEO to the annual total compensation of our median employee was these amounts was 82 to 1.

As permitted by SEC rules, we used the same median employee that we identified for purposes of our 2017 pay ratio disclosure to calculate our 2018 pay ratio. We believe our continued use of the median employee we identified for 2017 is appropriate because there has been no change in our employee population or employee compensation arrangements since we identified the median employee that we believe would significantly impact our pay ratio disclosure.

We identified our median employee for our 2017 pay ratio using the following methodology. To identify the median of the annual total compensation of all of our 2,002 active employees as of December 22, 2017, including any full-time, part-time or seasonal employees but excluding our CEO, we used W-2, Box 5 earnings for 2017 and chose one of the two individuals identified at the median due to an even number of employees in our population. We consistently applied this compensation measure and methodology to all of our employees included in the calculation.

We determined the median employee's annual total compensation in the same manner that we determine the total compensation of our named executive officers for purposes of the Summary Compensation Table. With respect to the annual total compensation of our CEO, we used the amount for 2018 reported in the "Total Compensation" column of the Summary Compensation Table set forth above in this Current Report on Form 8-K.

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company's annual meeting of shareholders (the "2019 Annual Meeting") was held on May 10, 2019.

(b)	The following is a brief description and vote count on all items voted on at the 2019 Annual Meeting:

Proposal One - Election of Directors.

The following persons were elected to serve as Class I directors to hold office until the 2022 annual meeting of shareholders and until a successor is elected and qualified, with each director nominee receiving the votes as indicated below:

Nominee	Shares Voted "For"	Shares Voted "Withheld"	Broker Non-Votes
Robert E. Baker	40,264,897	305,723	1,703,989
Kym M. Hubbard	40,508,774	61,846	1,703,989

Proposal Two - To Amend the Material Terms of the Company's 1991 Employee Stock Purchase and Dividend Reinvestment Plan.
The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
40,526,755	30,997	12,868	1,703,989

Proposal Three - Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019.
 The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
41,662,491	554,216	57,902	—

Proposal Four - Advisory vote on compensation paid to named executive officers, as disclosed in the proxy materials.
The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
40,225,596	320,248	24,776	1,703,989

(c)	Not applicable.

Item 8.01.	Other Events
At the Company's Board of Directors' meeting held on May 10, 2019, the following directors were appointed or re-appointed to the following Board committees:

Audit Committee: Chairperson Eileen A. Mallesch, Kym M. Hubbard, David R. Meuse and Setareh Pouraghabagher
Compensation Committee: Chairperson Robert E. Baker, Kym M. Hubbard, Eileen A. Mallesch and S. Elaine Roberts
Nominating and Governance Committee: Chairperson Michael J. Fiorile, Robert E. Baker, Setareh Pouraghabagher and S. Elaine Roberts
Investment and Finance Committee: Chairperson Kym M. Hubbard, David R. Meuse and Michael E. LaRocco
Independent Committee: Chairperson Setareh Pouraghabagher, Kym M. Hubbard, Eileen A. Mallesch, David R. Meuse, and S. Elaine Roberts
Risk Committee: Chairperson S. Elaine Roberts, Michael J. Fiorile, Robert E. Baker and Setareh Pouraghabagher

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: May 14, 2019	/s/ Melissa A. Centers
Senior Vice President, Secretary and General Counsel